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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported):  MAY 22, 2007


                           DUANE READE HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                  001-13843                               05-0599589
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          (Commission File Number)            (IRS Employer Identification No.)


              440 NINTH AVENUE
             NEW YORK, NEW YORK                            10001
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  (Address of Principal Executive Offices)               (Zip Code)


                                 (212) 273-5700
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

             On May 24, 2007, Duane Reade Holdings, Inc. (the "Company") issued a press release announcing its preliminary financial results for the first quarter ended March 31, 2007. The press release is furnished as Exhibit 99.1 to this report and is incorporated in this Item 2.02 by reference. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.


ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

             As previously disclosed, the Audit Committee of the Company, with the assistance of independent counsel (which engaged forensic accountants), conducted a review and investigation concerning certain real estate transactions and related matters and whether the accounting for such transactions was proper. That review and investigation has been completed.

             As a result of the completion of the review and investigation, the Audit Committee determined that it will not be necessary to restate any previously-issued financial statements for any periods during the 2005 and 2006 fiscal years. However, the independent counsel identified approximately $14.4 million of pretax income from real estate transactions and related matters that occurred during the 2000 through 2004 fiscal years (the "Real Estate Related Transactions") for which the Company's accounting was improper. Based on the conclusions of the independent counsel relating to the Real Estate Related Transactions, as described in more detail below, the Audit Committee determined, on May 22, 2007, that a restatement of the Company's previously-issued financial statements as of and for the five months ended December 25, 2004, the seven months ended July 30, 2004 and the 2000 through 2003 fiscal years (collectively, the "Affected Periods") was required. The restatements of the Affected Period financial statements will have no material impact on the financial statements for any periods in the 2005, 2006 or 2007 fiscal years.

             The independent counsel concluded that the Real Estate Related Transactions were orchestrated by the former Chairman and CEO, who was replaced in November 2005, and were expressly designed to overstate the Company's income. The primary method used in the scheme was to make payments to certain entities that were ostensibly in respect of services provided by the entities and record the payments in connection with the Company's acquisition of various leases. The payments were therefore capitalized as part of the Company's lease acquisition costs and amortized over the lives of the related leases. These amounts were in turn paid back to the Company by the entities ostensibly for

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terminating  operations in certain stores,  not exercising  certain real estate options and for taking other actions in respect of various leases (the "Company Actions"). The payments made to the Company were generally recorded as income at or about the time the agreements relating to the Company Actions were signed. According to the independent counsel's report, in order to accomplish the scheme, the former Chairman and CEO made certain false representations to the Company's Chief Financial Officer, other members of the management of the Company and the Company's independent accountants concerning the structure and economic substance of the Real Estate Related Transactions. The independent counsel concluded that the agreements for the Real Estate Related Transactions between the entities and the Company had not been negotiated at arm's length and that the purported consideration in those Real Estate Related Transactions was illusory and lacking in economic substance. The independent counsel therefore concluded that the circular payments to the entities by the Company and payments by the entities back to the Company should not have been made and should not have been reflected in the financial statements as originally reported. The Company anticipates that the restatement of the financial statements as of and for the Affected Periods will include the reversal of all of those circular payments and the related amortization.

             The review and investigation of the independent counsel and the forensic accountants was completed on May 18, 2007. On May 22, 2007, the Company received a grand jury subpoena from the United States Attorney's Office for the Southern District of New York seeking documents related to the above matters. The Company is cooperating fully with that investigation.

             The Audit Committee's conclusion that the financial statements for the Affected Periods should be restated was based on the conclusions of the independent counsel in the investigation and the accounting impact of the misstatements relating to real estate-related income, combined with previously-disclosed misstatements. The previously-disclosed misstatements related to arrangements originated by the former Chairman and CEO for the issuance of improper credits and the subsequent rebilling of such credits related to amounts paid to construction and other contractors at its stores and the related improper accounting, which were the subject of a prior investigation.

             A   preliminary   summary   of  the   accounting   impact  of  the
misstatements for the Affected Periods is attached as Exhibit 99.2 and is incorporated in this Item 4.02 by reference.

             The Company anticipates that it will file restated financial statements as of and for the Affected Periods in its annual report on Form 10-K for the Company's fiscal year ended December 31, 2006, which the Company intends to file once the necessary restatements have been completed.


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             The matters disclosed in this Item 4.02 have been discussed by the
Audit Committee with the Company's current independent registered public accountants, KPMG LLP (who audited the 2005 and 2006 fiscal years) and the Company's prior independent registered public accountants during its 2000 through 2004 fiscal years, PricewaterhouseCoopers LLP.


ITEM 8.01    OTHER EVENTS.

             Except for historical information contained herein, the statements in this notification are forward-looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In addition, this document may contain statements, estimates or projections that constitute "forward-looking" statements as defined under U.S. federal securities laws. Forward-looking statements involve known and unknown risks and uncertainties, which may cause the Company's actual results in future periods to differ materially from forecasted or expected results. Those risks include, among other things, the competitive environment in the drug store industry in general and in the New York metropolitan area, the ability to open and operate new stores, the continued efforts by payers and government agencies to reduce prescription reimbursement rates and prescription drug benefits, the strength of the economy in general, the economic conditions in the New York greater metropolitan area, changes in federal and state laws and regulations, including the potential impact of changes in regulations surrounding the importation of pharmaceuticals from foreign countries and changes in laws governing minimum wage requirements, changes in the Company's operating strategy, capital expenditure plans or development plans, the outcome of pending litigation, the Company's ability to attract, hire and retain qualified pharmacy and other personnel, the Company's significant indebtedness, labor disturbances, the continued impact of, or new occurrences of, terrorist attacks in the New York greater metropolitan area and any actions that may be taken in response, demographic changes, the Company's ability to limit fraud and shrink, the outcome of matters relating to the restatement of the Company's financial statements and the related investigation and recalls of pharmaceutical products due to health concerns or other reasons. Those and other risks are more fully described in the Company's reports filed with the SEC from time to time, including its annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except to the extent otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

             (d)   Exhibits:

                   Exhibit 99.1  - Press Release dated May 24, 2007.

                   Exhibit 99.2  - Preliminary Summary of Accounting Impacts.

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                                  SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  May 24, 2007

                                             DUANE READE HOLDINGS, INC.


                                             By:     /s/ John K. Henry
                                                     -------------------------
                                             Name:   John K. Henry
                                             Title:  Senior Vice President and
                                                     Chief Financial Officer




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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                               DESCRIPTION
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   99.1         Press Release dated May 24, 2007.

   99.2         Preliminary Summary of Accounting Impacts.